SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement"), dated September 8, 1999, is made between and among Matlack DE, Inc., Matlack, Inc., Specialized Dedicated Fleets, Inc., successor by merger to Safeway Chemical Transportation, Inc., Brite-Sol Services, Inc., Matlack Leasing, Inc., Super Service, Inc (each individually and collectively referred to as the "Grantor"), jointly and severally, and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Banks (in such capacity, and together with its successors as agent for the Banks, the "Collateral Agent").

                                    RECITALS

     WHEREAS, Grantor is a party to that certain Credit Agreement dated as of August 19, 1998 between and among Grantor, the banking institutions signatories thereto and First Union National Bank, a national banking association, as agent for the Banks (as amended, restated, modified, renewed, supplemented or extended from time to time, the "Credit Agreement").

     WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Banks have required and Grantor has agreed to grant a security interest as herein provided;

     WHEREAS, the Banks have requested a security interest as permitted under the Credit Agreement;

     NOW, THEREFORE, for and in consideration of any loan under the Credit Agreement and any other loan or advance (including any other loan or advance by renewal or extension) heretofore or hereafter made to Grantor by the Banks, the parties hereto agree as follows:

     1. DEFINITIONS. Terms used herein and capitalized which are defined in the Credit Agreement shall have the meanings ascribed to them therein. In addition, when used herein, the following terms shall have the following meanings:

     "Assignee Deposit Account" shall have the meaning given to such term in
     Section 9 hereof.

     "Assigned Vehicle" means a Vehicle as to which Grantor shall have executed and delivered to the Collateral Agent a Mortgage on the Vehicle in form and substance as required by this Agreement.

     "Collateral" shall mean all property or rights in which a security interest is granted hereunder.

     "Contract Right" shall mean any right of Grantor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

     "Default" has the meaning given such term in Section 12 hereof.


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     "General Intangibles" shall have the meaning given to such term in the
     Pennsylvania Commercial Code, provided, that "General Intangibles" shall include, without limitation, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refunds claims, rights to indemnification and rights under warranties.

     "Liabilities" shall mean all Obligations of Grantor to the Banks under the Credit Agreement, and all obligations of Grantor to the Collateral Agent hereunder, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due and all other obligations of Grantor to the Banks or either of them, howsoever created arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due.

     "Mortgage" shall mean a supplement to this Agreement confirming the granting of a. security interest in one or more Vehicles to the Collateral Agent, as collateral security in the form of Exhibit A hereto.

2. GRANT OF SECURITY INTEREST. As security for the payment of all Liabilities, Grantor hereby assigns to the Collateral Agent, and grants to the Collateral Agent for its benefit and the ratable benefit of the Banks, a continuing security interest in, the following property and rights of Grantor, to the extent owned by the Grantor, whether now or hereafter existing or acquired:

     a. all Assigned Vehicles now or hereafter listed in any Mortgages from time to time executed pursuant to this Agreement, whether such property listed in such Mortgages constitutes machinery, equipment or inventory of Grantor, together with all accessions thereto or other property attached thereto or used in connection therewith;

     b. all other Vehicles of Grantor, not subject to any other perfected contractual lien or security interest at the time of purchase by Grantor;

     c. to the extent related only to the property described in the preceding clauses (a) and (b) and not included therein or covered thereby, all Contract Rights, chattel paper, instruments, documents and money and General Intangibles of Grantor;

     d. any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of or in the name of Grantor now or hereafter with the Banks or the Collateral Agent and any and all property of every kind or description of or in the name of Grantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Banks, the Collateral Agent, or any other agent or bailee for the Banks;

     e.   to the extent related to the property described in clauses (a) through
          (d) above, all books, correspondence, credit files, records, invoices and other papers and documents, including, without limitation, to the extent so related, all tapes, cards,


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          computer runs, computer, programs and other papers and documents in the possession or control of Grantor or any computer bureau from time to time acting for Grantor, and, to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance; and

     f. all proceeds and/or products, and/or substitutions and replacements, for or of any of the foregoing.

3. MAINTENANCE OF FINANCED PROPERTY. Grantor shall keep and maintain or cause each lessee to keep and maintain the Assigned Vehicles and other Vehicles pledged hereunder in first-class condition.

4. OWNERSHIP OF COLLATERAL, TRANSFERS. Except for the Lien created hereunder and under the Mortgages executed and delivered pursuant to this Agreement, Grantor is or will be the owner of the Assigned Vehicles and the other Collateral, free from all Liens, except for Permitted Liens and will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5. INSPECTION OF COLLATERAL. Grantor shall at all reasonable times and from time to time, permit each Bank and the Collateral Agent, their respective officers, employees and designees, to inspect and evaluate the Vehicles, including the Assigned Vehicles, and other Collateral in its possession, and to inspect, audit, make copies of and extracts from all records and all other papers in the possession of Grantor which relate to the Collateral and will, upon request of the Banks or the Collateral Agent, deliver all of such records and papers which pertain to the Collateral.

6. USE OF VEHICLES. Grantor shall use the Collateral only in a lawful manner not inconsistent with this Agreement, the Credit Agreement and the Loan Documents and terms and conditions of any policy of insurance regarding the Assigned Vehicles.

7. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants:

     a. that the execution and delivery of this Agreement and each of the Mortgages, and the fulfillment of compliance with the terms and provisions hereof or thereof, will not conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or the By-Laws of Grantor or of any bond, debenture, note, mortgage, indenture, agreement or other instrument to which Grantor is a party or by which it or its property may be bound, or constitute (with the giving of notice or the passage of time or both) a default thereunder, or result in the creation or imposition of any Lien, of any nature whatsoever upon the Collateral pursuant to the terms of any such agreement or instrument;


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     b.   that no event has occurred which is or with notice or the passage of time would be a Default hereunder;

     c. this Agreement has been duly executed and delivered by Grantor and constitutes the legal, valid and binding obligation of Grantor enforceable against Grantor in accordance with its terms and the grant of the security interest in the Collateral existing on the date hereof constitutes, and, as to subsequently acquired Collateral, will constitute, a valid and perfected first and prior Lien and security interest, superior to the rights of any other person in and to the Collateral;

     d. all such action as is necessary has been taken to establish and perfect the Collateral Agent's rights in and to the Collateral and all financing statements relating thereto have been duly submitted for filing, recordation and/or registration in each office and in each Jurisdiction where required, and all notations have been made on any certificate of title, if any, issued in respect of any part of the Collateral where such notation is required in order to create and perfect the first lien and security interest described above, and except as provided above, no action by or with any governmental authority is required in connection with the execution, delivery and performance of this Agreement and the grant of the security interest contemplated hereby;

     e. all information with respect to Collateral set forth in any Mortgage, schedule, certificate or other writing at any time heretofore or hereafter furnished by Grantor to the Banks or the Collateral Agent, and all other written information heretofore or hereafter furnished by Grantor to the Banks or the Collateral Agent is and will be true and correct as of the date furnished;

     f. none of the Collateral is a fixture under applicable law or is attached or to be attached to realty in any manner which might materially adversely affect the collateral value to the Banks of such Collateral or materially adversely affect Grantor's ownership of or interest in such Collateral.

8. ADDITIONAL COVENANTS. Grantor agrees:

     a. to keep the Collateral free and clear of all Liens whatsoever, except those created by this Agreement or Permitted Liens and to pay all charges, including without limitation, all taxes and assessments levied or assessed against Grantor, which if unpaid would constitute a Lien on the Collateral or any portion thereof. Grantor shall not be required to pay or discharge any such charges, taxes or assessments so long as it shall in good faith and by appropriate legal proceedings, contest the validity thereof in any reasonable manner provided that non-payment of such disputed taxes will not affect or endanger, the Collateral Agent's security interest in the Collateral pursuant to this Agreement, or result in the imposition of a Lien on the Collateral;


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     b.   will upon request of the Collateral Agent, deliver lists specifically identifying all Collateral and execute Mortgages with respect to all Vehicles constituting Collateral;

     c. will, upon request of the Collateral Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by the Collateral Agent) and do such other acts and things, all as the Collateral Agent may from time to time request, to establish and maintain a valid security interest in the Collateral (free of all other Liens, claims and rights of third parties except for Liens permitted by Section 4 hereof) to secure the payment of the ------- Liabilities, including, without limitation if necessary to perfect a security interest, depositing with the Collateral Agent any certificate of title issuable with respect to any of the Collateral and noting thereon the security interest hereunder. Grantor agrees that any carbon, photographic or other reproduction of this Agreement or of any such Mortgage or financing statement shall be sufficient for filing as a financing statement;

     d. that all accessions which become attached to or part of any Collateral shall become subject to the terms of this Agreement and shall constitute part of the Collateral which secures payment of the Liabilities and shall not be subject to any other lien, claim, or encumbrance in favor of any other party except Permitted Liens;

     e. that Grantor will not remove its records concerning the Collateral from the address listed in on the first page of this Agreement except to a jurisdiction where the Uniform Commercial Code shall be in effect, and upon 30 days' prior written notice to the Banks and the Collateral Agent;

     f. that Grantor shall not permit any of the Collateral to be or to become fixtures under applicable law;

     g. to reimburse the Banks and the Collateral Agent upon demand for all reasonable costs and expenses, including reasonable fees of attorneys for the Banks and the Collateral Agent (who may be employees of the Bank and the Collateral Agent) and legal expenses, incurred by the Banks and the Collateral Agent in seeking to collect or enforce any rights under the Collateral and, in case of Default, in seeking to collect each Note and all other Liabilities and to enforce rights hereunder, including expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part;

     h. to reimburse the Banks and the Collateral Agent upon demand for all reasonable costs and expenses incurred by the Banks and the Collateral Agent, their respective agents or designees in the course of the evaluations audits and extractions referred to in Section 5;


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     i.   to furnish, at the request of either Bank at monthly intervals, such information concerning the Collateral to the Banks and the Collateral Agent as may be requested, including, without limitation, with respect to the period for which such report is made, a description of all net proceeds received from the sale destruction, commandeering, conversion, loss of or damage to, or use of, attachment, or insurance on or with respect to the Collateral;

     j. to cause the insurance arrangements required by the Credit Agreement to be for the benefit of Grantor and the Collateral Agent as their interests may appear (the Collateral Agent's interest to be for the benefit of itself and the Banks), provided that all insurance policies shall provide for ten (10) days written minimum cancellation notice to Grantor and the Collateral Agent, and provided further, that after a Default in the event of such cancellation and failure on the part of Grantor to provide adequate insurance arrangements satisfactory to the Banks and the Collateral Agent, the Collateral Agent, may at its option provide such insurance and charge the cost thereof to Grantor as provided for elsewhere in this Agreement; and

     k. not use any mobile goods outside the territorial limits of the United States, Mexico and Canada unless the Collateral Agent shall otherwise consent in writing.

The Collateral Agent may from time to time, at its option after a Default, perform any agreement of Grantor hereunder which Grantor shall fail to perform and take any other action which the Collateral Agent deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and Grantor agrees to forthwith reimburse the Collateral Agent for all expenses in connection with the foregoing, together with interest thereon at the Default Rate, from the date incurred until reimbursed by Grantor.

9. RIGHTS OF COLLATERAL AGENT.

     a. Grantor hereby irrevocably constitutes and appoints the Collateral Agent and its agents as its attorney in fact with full power and authority either in its own name or in the name of Grantor to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement including without limitation, the foregoing appointment authorizes the Collateral Agent without notice to or assent by Grantor, to do the following: (i) after a Default, to endorse any loss payment or returned premium check and to make, settle and release any claim under any insurance policy with respect to any Collateral; (ii) after a Default, to file any claim or take any other action or proceeding in any court of law or equity for the purpose of collecting any and all monies due under or with respect to any of the Collateral; (iii) after a Default, to file a financing statement signed only by the Collateral Agent with respect to this Agreement in accordance with the Uniform Commercial Code or signed by the Collateral Agent as attorney in fact for Grantor; (iv) after a Default, upon the occurrence and continuance of a failure by Grantor to do so, to pay or discharge


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          taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement or the Credit Agreement and to pay all or any part of the premiums therefor and the cost thereof; (v) after a Default, to receive payment of and receipt for any and all monies claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;
          (vi) after a Default, to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of the Collateral; (vii) after a Default, to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Banks may deem appropriate; and (viii) after a Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do. Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, shall be irrevocable and shall terminate only upon payment in full of the Liabilities and the termination of this Agreement. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Any insurance premiums, taxes, assessments, charges, and other amounts so paid by the Collateral Agent shall constitute part of the Liabilities payment of which shall be secured by the Collateral and shall be payable on demand by Grantor. The Banks and the Collateral Agent shall be accountable only for amounts that are actually received as a result of the exercise of such powers, and neither the Banks, the Collateral Agent nor any of their respective officers, directors, employees or agents shall be responsible to Grantor for any action taken or omitted to be taken in good faith or in reliance on the advice of counsel except for their own gross negligence or willful misconduct.

     b. After a Default, unless otherwise consented to by the Collateral Agent, Grantor will forthwith, upon receipt, transmit and deliver to the Collateral Agent, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Collateral Agent) which may be received by Grantor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Any such items which may be received by Grantor after such request by the Collateral Agent will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Banks until delivery is made to the Collateral Agent.


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     c.   All items or amounts which are received by the Collateral Agent after a Default from Grantor or any other party on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (herein called the "Assignee Deposit Account") of Grantor with the Collateral Agent, as security for payment of the Liabilities. Grantor shall have no right to withdraw any funds deposited in the Assignee Deposit Account. Either Bank may, from time to time, in its discretion, and shall upon request of Grantor made not more than once in any week, direct the Collateral Agent to transfer all or any of the then balance, representing collected funds, in the Assignee Deposit Account ratably to the Banks, who shall promptly apply such funds, first, toward payment of the Liabilities under the Credit Agreement, the Loan Documents and this Agreement, and, second, toward payment of any other Liabilities, whether or not then due, in such order of application as the Banks may determine, and the Banks may, from time to time, in their discretion, direct the Collateral Agent to release all or any of such balance to Grantor. The Collateral Agent is authorized to endorse, in the name of Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

10. THE COLLATERAL AGENT.

     The Banks and the Collateral Agent agree among themselves as follows:

     a.   Responsibilities and Duties of Collateral Agent.

          i. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and those duties and liabilities shall be subject to the limitations and qualifications set forth in this Section. The duties of the Collateral Agent shall be mechanical and administrative in nature.

          ii. Neither the Collateral Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted (whether or not such action taken or omitted is within or without the Collateral Agent's responsibilities and duties expressly set forth in this Agreement, the Credit Agreement or any other instrument or document in connection herewith), except for gross negligence or willful misconduct. Without limiting the foregoing, neither the Collateral Agent nor any of its directors, officers or employees shall be responsible for, or have any duly to examine:

               (1) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of (a) this Agreement, or (b) any document or instrument furnished pursuant to or in connection with this Agreement,


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               (2)  the collectibility of any amounts owed by Grantor,

               (3) any recitals or statements or representations or warranties in connection with this Agreement, the Credit Agreement, or the Loan Documents,

               (4) any failure of any party to this Agreement to receive any communication sent, or

               (5) the assets, liabilities, financial condition, results of operations, business or creditworthiness of Grantor.

          iii. The Collateral Agent shall be entitled to act, and shall be fully protected in acting upon, any communication in whatever form believed by the Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper person or persons or entity. The Collateral Agent may consult counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Collateral Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Collateral Agent with reasonable care. The Collateral Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, provisions or conditions of this Agreement, the Credit Agreement or the Loan Documents on Grantor's part.

     b. Action on Instructions. The Collateral Agent shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting under this Agreement, or any other instrument or document in connection herewith or therewith in accordance with Instructions in writing from the Banks.

     c. Indemnification. To the extent Grantor does not reimburse and save the Collateral --------------- Agent harmless according to the terms hereof for and from all costs, expenses and disbursements in connection herewith or with the Credit Agreement, such costs, expenses and disbursements to the extent reasonable shall be borne by the Banks ratably in accordance with their pro rata share of the Credit. The Banks shall (a) reimburse the Collateral Agent for all such reasonable costs, expenses and disbursements on request and (b) indemnify and save harmless the Collateral Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other reasonable costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent, other than as a consequence of actual gross negligence or willful misconduct on the part of the Collateral Agent, arising out of or in connection with this Agreement, or any instrument or document in connection herewith or therewith or


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          any request of the Banks, including without limitation the reasonable costs, expenses and disbursements in connection with defending itself against any claim or liability, or answering any subpoena, related to the exercise or performance of any of its powers or duties under this Agreement or the taking of any action under or in connection with this Agreement the Credit Agreement or the Loan Agreement.

     d. Successor Agent. The Collateral Agent may resign at any time by giving at least 30 days written notice thereof to the Banks and Grantor. Upon any such resignation, the Banks and the Collateral Agent shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been appointed by the Banks and the Collateral Agent and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving notice of resignation, then the retiring Collateral Agent may, but shall not be required to, on behalf of the Banks and the Collateral Agent, appoint a successor Collateral Agent.

11. RELEASES. Prior to the termination of the Credit Agreement and the payment in full of all Liabilities of Grantor, the Collateral Agent shall execute and deliver an appropriate release of the Lien of this Agreement and any Mortgage with respect to any Assigned Vehicle which Grantor wishes to sell, provided that no Default or Potential Event of Default shall have occurred and he continuing. Upon the termination of the Credit Agreement and the payment in full of the liabilities thereunder, the Collateral Agent shall discharge all Mortgages and release all Collateral held pursuant to this Agreement.

12. DEFAULT. The occurrence of any of the following shall be deemed a Default under this Agreement: (a) non-payment, when due, of any amount payable on any of the Liabilities or failure to perform any agreement of Grantor contained herein or in any other agreement of Grantor with the Banks; (b) any warranty of Grantor herein or in any other agreement of Grantor with the Banks is untrue in any material respect; or (c) any Event of Default or Potential Default shall occur under the Credit Agreement.

Whenever a Default shall be existing, the Liabilities may (notwithstanding any provisions thereof), at the option of the Banks and the Collateral Agent in the case of Liabilities owed to the Bank or the Collateral Agent and without demand or notice of any kind, be declared, and thereupon immediately shall become, due and payable, and the Collateral Agent may at the direction of the Banks exercise from time to time any rights and remedies available to them under applicable law. Grantor agrees, in case of Default, to assemble, at its expense, all Collateral in its possession and control at a convenient. place acceptable to the Collateral Agent. Without limiting the foregoing, upon Default the Collateral Agent may at the direction of the Banks, to the fullest extent permitted by applicable law, without notice, hearing or process of law of any kind, (a) enter upon any premises where any of the Collateral may be located and take possession of and remove such Collateral; (b) use, license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Collateral throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine, without compensation to Grantor; and (c) sell any or all of the Collateral, free


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of all rights and claims of Grantor therein and thereto, at, any public or private sale. Upon Default, the Collateral Agent, the Banks may bid for and purchase any or all of such Collateral at any such sale. Grantor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Collateral Agent of any of its rights and remedies upon Default. Any notification of intended disposition of any of Collateral required by law shall be deemed reasonably and properly given if given at least five days before such disposition. Any proceeds of any disposition by the Collateral Agent of any of the Collateral may be applied by the Collateral Agent to the payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Banks, first, toward the payment of the Liabilities under the Credit Agreement, the Loan Agreement and this Agreement and, second, toward the payment of any other Liabilities.

13. MISCELLANEOUS.

     a. Collateral Agent's Duties. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Grantor requests in writing, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Grantor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     b. Notices. Any notice from the Collateral Agent to Grantor, if by telegram or telex, shall he deemed given when sent, and, if mailed, shall he deemed given when mailed, postage prepaid, addressed to Grantor either at Grantor's address shown on the signature page hereto, or at any other address of Grantor appearing on the records of the Collateral Agent.

     c. Waivers. Grantor hereby expressly waives: (a) notice of acceptance by the Collateral Agent of this Agreement, (b) notice of the existence or creation of all or any Liabilities, and (c) all diligence in collection or protection of or realization upon the Liabilities or any thereof.

     d. No Waiver; Cumulative Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right, power or remedy preclude other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies which may be available to the Collateral Agent at law or in equity or under any other agreement or instrument relating to any of the Liabilities or any security therefor.


Security Agreement/Assigned Vehicles            - 11 -         September 8, 1999

     e. Governing Law. This Agreement has been delivered at Philadelphia, Pennsylvania, and shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     f. Binding Effect. The rights and privileges of the Collateral Agent hereunder shall inure to the benefit of its successors and assigns.

     g. Waiver of Jury Trial. Grantor waives any right to a trial by jury in any action or proceeding to enforce or defend any rights (i) under this Agreement or under any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or (ii) arising from any banking relationship existing in connection with this Agreement, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                         MATLACK (DE), INC.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:

Notices To:
Patrick J. Bagley
Vice President & Chief Financial Officer
Matlack Systems, Inc.
P.O. Box 8790
Wilmington, DE 19899
FAX No. (302) 426-3838


Security Agreement/Assigned Vehicles          - 12 -           September 8, 1999

                                         MATLACK, INC.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:

Notices To:
Patrick J. Bagley
Vice President & Chief Financial Officer
Matlack Systems, Inc.
P.O. Box 8790
Wilmington, DE 19899
FAX No. (302) 426-3838


                                         SPECIALIZED DEDICATED FLEETS, INC.
                                         successor by merger to Safeway Chemical
                                         Transportation, Inc.



                                         By
                                            ------------------------------------
                                            Name:
                                            Title:

Notices To:
Patrick J. Bagley
Vice President & Chief Financial Officer
Matlack Systems, Inc.
P.O. Box 8790
Wilmington, DE 19899
FAX No. (302) 426-3838


Security Agreement/Assigned Vehicles          - 13 -           September 8, 1999

                                         BRITE-SOL SERVICES, INC.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:

Notices To:
Patrick J. Bagley
Vice President & Chief Financial Officer
Matlack Systems, Inc.
P.O. Box 8790
Wilmington, DE 19899
FAX No. (302) 426-3838

                                         MATLACK LEASING, INC.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:

Notices To:
Patrick J. Bagley
Vice President & Chief Financial Officer
Matlack Systems, Inc.
P.O. Box 8790
Wilmington, DE 19899
FAX No. (302) 426-3838

                                         SUPER SERVICE, INC.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:

Notices To:
Patrick J. Bagley
Vice President & Chief Financial Officer
Matlack Systems, Inc.
P.O. Box 8790
Wilmington, DE 19899
FAX No. (302) 426-3838

Security Agreement/Assigned Vehicles          - 14 -           September 8, 1999

                                  FIRST UNION NATIONAL BANK, as Collateral Agent



                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

Notices To:
Michael J. Labrum
Vice President
First Union National Bank
Transportation and Equipment Finance Group
PA4827
1345 Chestnut Street
Philadelphia, PA 19107
FAX No. (215) 786-7704


Security Agreement/Assigned Vehicles           - 15 -          September 8, 1999

                                    EXHIBIT A

                                    MORTGAGE

Reference is hereby made to that certain Security Agreement, dated August 3, 1999 (the "Agreement), between and among Matlack DE, Inc., Matlack, Inc., Brite-Sol Services, Inc., Matlack Leasing, Inc., Super Service, Inc. (each individually and collectively referred to as the "Grantor"), jointly and severally, and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Banks (in such capacity, and together with its successors as agent for the Banks, the "Collateral Agent"). Grantor hereby grants a security interest to Collateral Agent pursuant to the Agreement in the Assigned Vehicles (as defined in the Agreement) listed on Schedule A hereto.


                                            ------------------------------------


                                            By:
                                            Title:


Security Agreement/Assigned Vehicles           - 16 -          September 8, 1999